UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2009

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                 (State or other jurisdiction of incorporation)



       814-00708                                               16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CONSULTING AGREEMENT
------------------------

On March 26, 2009, Infinity Capital Group, Inc. (the "Company") entered into Consulting Agreement with Mirador Consulting, Inc. (the "Consultant"), a Florida corporation.

Nature of Services to be rendered are:

During the Term and any renewal thereof, Consultant shall: (a) provide the Company with corporate consulting services on a best efforts basis in connection with mergers and acquisitions, corporate finance, corporate finance relations, introductions to other financial relations companies and other financial services; (b) use its best efforts to locate and identify to the Company private and/or public companies for potential merger with or acquisition by the Company;
(c) contact the Company's existing stockholders, responding in a professional manner to their questions and following up as appropriate; and (d) use its best efforts to introduce the Company to various securities dealers, investment advisors, analysts, funding sources and other members of the financial community with whom it has established relationships, and generally assist the Company in its efforts to enhance its visibility in the financial community (collectively, the "Services"). It is acknowledged and agreed by the Company that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The Services of Consultant shall not be exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Company or its projects.

The Consulting Agreement in its entirety can be found attached hereto as Exhibit 10.1.

INVESTMENT TERM SHEET
---------------------

On April 1, 2009, Infinity Capital Group, Inc. ("Infinity") signed an Investment Term Sheet with Infotech Global, Inc. ("IGI") with an effective date of March 26, 2009 through May 1, 2009.

Key points of the Term Sheet are:

* Infinity shall acquire a newly issued Convertible Note from IGI with a face value of $1,250,000. At any time after Closing, Infinity shall have the right, subject to certain Beneficial Ownership Restrictions, to convert such Note into 2,750,000 Common Shares (subject to adjustment under the Note terms). Such Note shall have a term of 18 months, and the coupon rate on the Note shall be 7% per annum which will be payable in kind by the issuance of an additional Convertible Note.

* IGI will issue to Infinity warrants to purchase 1,500,000 shares at $0.75 per share, at the time of issuance of the Convertible Note.

* Infinity will work with IGI to bring them public through a reverse merger, spinoff or other manner that is deemed most appropriate and efficient.

The Term Sheet in its entirety can be found attached hereto as Exhibit 10.2.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  10.1 - Consulting Agreement
                  10.2 - Investment Term Sheet



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                              Dated: April 6, 2009





                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President





















                                      -2-